SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: January 24, 2003

COLORADO MEDTECH, INC.

(Exact name of registrant as specified in its charter)

Colorado	000-12471	84-0731006

(State or other jurisdiction of incorporation)	(Commission File Number)	I.R.S. Employer Identification No.)

345 S. Francis St.,
P.O. Box 819
Longmont, Colorado 80502-0819

(Address, including zip code, of principal executive offices)

(303) 530-2660

(Registrant’s telephone number,
including area code)

Item 2. Acquisition or Disposition of Assets.
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-2.1 Purchase Agreement dated January 24, 2003
EX-2.2 HEI, Inc. Subordinated Promissory Note
EX-2.3 Registration Rights Agreement

Item 2.	Acquisition or Disposition of Assets.

     On January 24, 2003, Colorado MEDtech, Inc. sold its Colorado operations to HEI, Inc. pursuant to a Purchase Agreement by and between Colorado MEDtech, Inc. and HEI, Inc. The Colorado operations provided medical device and imaging component outsourcing services, including development and manufacturing of electronic and electromechanical devices and instrumentation, and also provided system components to medical imaging original equipment manufacturers. The operations sold were at the Company’s Boulder facility, and the sale did not affect the Company’s CIVCO Medical Instruments subsidiary.

     Pursuant to the Purchase Agreement, Colorado MEDtech transferred to HEI the operating assets associated with its Colorado operations, including inventory, property and equipment, unbilled services, prepaid and other expenses, and a total of $5.6 million of cash. In return, Colorado MEDtech received from HEI 1,000,000 shares of HEI common stock and a subordinated debenture in the amount of $2,600,000. In addition, HEI assumed certain obligations, including the lease for the Colorado operations facility, warranty obligations and certain customer deposit obligations.

     In connection with the transaction, HEI agreed to use its reasonable best efforts to register the shares of HEI stock that Colorado MEDtech received by May 24, 2003. The debenture has an interest rate of 10% (increasing to 12% on July 24, 2003 and to 14% on January 24, 2004) and matures September 30, 2004.

     The unaudited pro forma combined condensed balance sheet and statement of operations filed with this report are presented for illustrative purposes only. The pro forma balance sheet as of December 31, 2002 is not necessarily indicative of the financial position of Colorado MEDtech had Colorado MEDtech sold its Colorado operations as of December 31, 2002. The pro forma results of operations are not necessarily indicative of the results of operations for future periods or the results that actually would have been realized had Colorado MEDtech sold its Colorado operations as of June 30, 2001. The pro forma statements, including the notes thereto, are qualified in their entirety by reference to, and should be read together with, the historical financial statements of Colorado MEDtech included in Colorado MEDtech’s Form 10-K for the year ended June 30, 2002, and the unaudited financial statements filed in Forms 10-Q for the periods ended September 30, 2002 and December 31, 2002.

     The description of the Purchase Agreement contained herein is qualified in its entirety by reference to the Purchase Agreement, attached hereto as Exhibit 2.1, and incorporated herein by reference. The description of the subordinated debenture contained herein is qualified in its entirety by reference to the Subordinated Promissory Note, attached hereto as Exhibit 2.2, and incorporated herein by reference. The description of the registration rights associated with the HEI stock received by the Company contained herein is qualified in its entirety by reference to the Registration Rights Agreement, attached hereto as Exhibit 2.3, and incorporated herein by reference.

Item 7.	Financial Statements and Exhibits.

	(b) Pro forma financial information.	Page Number

Pro Forma Condensed Consolidated Balance Sheet (Unaudited) -
	December 31, 2002	F-2

Pro Forma Condensed Consolidated Statements of Operations (Unaudited) -
	year ended June 30, 2002 and six months ended December 31, 2002 and 2001	F-4

(c) Exhibits.

No.	Description

2.1	Purchase Agreement dated January 24, 2003, by and between Colorado MEDtech, Inc. and HEI, Inc. As permitted by Item 601(b)(2), Exhibits and Schedules listed in the Purchase Agreement have been omitted, but will be provided to the Commission upon request.

2.2	HEI, Inc. Subordinated Promissory Note in the principal amount of $2,600,000.

2.3	Registration Rights Agreement dated January 24, 2003 by and between Colorado MEDtech, Inc. and HEI, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     DATED, this 10th day of February, 2003.

COLORADO MEDTECH, INC.

By:	/s/ Peter J. Jensen

Peter J. Jensen
Vice President

To present information about the continuing impact of this transaction, the Company has included pro forma information to show how the transaction might have affected historical financial statements if the transaction had been consummated at an earlier date. These pro forma financial statements were prepared under the guidelines provided by the Securities and Exchange Commission for pro forma financial statements. These pro forma statements are not intended to present what the actual financial condition or results of operations would have been had the Company previously disposed of these assets and liabilities nor are they necessarily indicative of results of operations to be achieved in future periods.

The following unaudited pro forma statements represent the December 31, 2002 balance sheet adjusted to reflect the sale of the assets and liabilities of the Colorado operations to HEI as if such sale had taken place on December 31, 2002:

	Consolidated	Pro Forma		Pro Forma
ASSETS	December 31, 2002	Adjustments		December 31, 2002

CURRENT ASSETS:
Cash and cash equivalents	$9,296,000	$(5,315,000)	a	$3,981,000
Short-term investments	595,000	—		595,000
Accounts receivable, net	5,703,000	—		5,703,000
Unbilled receivables	385,000	(340,000)	a	45,000
Inventories	5,048,000	(2,688,000)	a	2,360,000
Income taxes receivable	3,280,000	3,760,000	d,k	7,040,000
Deferred income taxes	1,558,000	(1,152,000)	k	406,000
Prepaid expenses and other	595,000	(328,000)	a	267,000

Total current assets	26,460,000	(6,063,000)		20,397,000

NON- CURRENT ASSETS:
Property and equipment, net	6,099,000	(1,822,000)	a	4,277,000
Goodwill and intangibles, net	6,172,000	—		6,172,000
Investment in HEI stock	—	2,483,000	b,c	2,483,000
Promissory note, HEI	—	2,600,000	b	2,600,000
Land held for sale	500,000	—		500,000
Deferred income taxes	1,227,000	(522,000)	k	705,000
Other assets	315,000	(80,000)	a	235,000

Total non-current assets	14,313,000	2,659,000		16,972,000

TOTAL ASSETS	$40,773,000	$(3,404,000)		$37,369,000

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$3,053,000	$1,025,000	e,f	$4,078,000
Accrued product service cost	386,000	(376,000)	a	10,000
Accrued salaries and wages	1,705,000	800,000	h,i	2,505,000
Other accrued expenses	1,750,000	(290,000)	g	1,460,000
Customer deposits and deferred revenue	1,342,000	(515,000)	a	827,000
Capital lease obligation	11,000	—		11,000

Total liabilities	8,247,000	644,000		8,891,000

SHAREHOLDERS’ EQUITY
Common stock	16,883,000	—		16,883,000
Accumulated other comprehensive loss	(2,000)	—		(2,000)
Notes receivable — related parties	(610,000)	—		(610,000)
Retained earnings	16,255,000	(4,048,000)	j	12,207,000

Total shareholders’ equity	32,526,000	(4,048,000)		28,478,000

TOTAL LIABILITIES AND SHAREHOLDER’S EQUITY	$40,773,000	$(3,404,000)		$37,369,000

Pro forma adjustments to reflect the sale of the Colorado operations to HEI:

a.	assets and liabilities sold to HEI under the purchase agreement

b.	subordinated promissory note ($2.6 million) and common stock ($2.6 million) received by the Company as consideration for the Colorado operations

c.	payment to landlord of $117,000 paid in the form of HEI common stock

d.	taxes receivable resulting from the loss on the sale of the Colorado operations, carried back against taxable gains earned in the last five years of approximately $2,086,000

e.	investment banking, legal and accounting fees incurred and accrued as part of the transaction of approximately $950,000

f.	Colorado MEDtech’s portion of the sales and use taxes on the transaction of approximately $75,000

g.	relief of accrued future rent obligation for the Colorado operations’ leased facility

h.	Colorado MEDtech holdback for employees leased to HEI for one week $300,000

i.	severance accrued for additional personnel reductions $500,000

j.	loss on HEI transaction, assuming the transaction occurred on December 31, 2002

k.	deferred tax assets that will become income tax receivables as a result of the sale of Colorado operations

The following pro forma and unaudited statement of operations for the twelve months ended June 30, 2002, represents the results of operations as if the sale to HEI occurred on June 30, 2001:

				Pro Forma
	Twelve Months Ended	Pro Forma		Twelve Months Ended
	June 30, 2002	Adjustments		June 30, 2002

NET REVENUE
Outsourcing services	$27,574,000	$(27,574,000)	l	$—
Medical products	43,079,000	(18,697,000)	l	24,382,000

Total net revenue	70,653,000	(46,271,000)		24,382,000
COST OF PRODUCTS AND SERVICES
Outsourcing services	25,764,000	(25,764,000)	l	—
Medical products	25,249,000	(13,705,000)	l	11,544,000

Total cost of products and services	51,013,000	(39,469,000)		11,544,000
GROSS PROFIT	19,640,000	(6,802,000)		12,838,000

	28%	8%		53%
OPERATING EXPENSES
Research and development	3,357,000	(2,638,000)	l	719,000
Marketing and selling	3,889,000	(2,607,000)	l	1,282,000
Operating, general and administrative	14,947,000	(10,597,000)	l	4,350,000
Other operating expense	2,629,000	(2,567,000)	l	62,000

Total operating expenses	24,822,000	(18,409,000)		6,413,000

NET INCOME (LOSS) FROM OPERATIONS	(5,182,000)	11,607,000		6,425,000
OTHER INCOME (EXPENSE)
Other income	228,000	(133,000)	m,n	95,000
Unrealized holding gains (losses) in HEI Stock	—	(382,000)	o	(382,000)
Interest income on subordinated note from HEI	—	286,000	p	286,000

Total other income (expense)	228,000	(229,000)		(1,000)

INCOME (LOSS) BEFORE TAXES	(4,954,000)	11,378,000		6,424,000
INCOME TAX EXPENSE (BENEFIT)	(1,854,000)	4,267,000		2,409,000

NET INCOME (LOSS)	$(3,100,000)	$7,111,000		$4,015,000

NET INCOME (LOSS) PER SHARE
Basic	$(.24)	$.54		$.31

Diluted	$(.24)	$.54		$.31

WEIGHTED AVERAGE
SHARES OUTSTANDING
Basic	13,053,966	13,053,966		13,053,966

Diluted	13,053,966	13,067,101		13,067,101

Pro forma adjustments:

l.	elimination of Colorado operations, CIVCO had a G&A charge of $2,160,000 during the year that would cover remaining corporate G&A

m.	removal of interest on the $5,600,000 cash paid to HEI at an average rate of 2% per annum

n.	removal of interest on officer loans for executives who were no longer with Colorado MEDtech after the transaction

o.	change in HEI stock price, based on $2.6 million of stock purchased This is the change of the HEI stock price on 955,000 shares (beginning of the year 6/29/01 = 9.10, end of the year 6/28/02 = $7.70)

p.	interest on the subordinated debt of $2,600,000, 10% first six months, 12% next six months

The following unaudited pro forma statement of operations for the six months ended December 31, 2002, represents the results as if the sale to HEI occurred on June 30, 2001:

				Pro Forma
	Six Months Ended	Pro Forma		Six Months Ended
	December 31, 2002	Adjustments		December 31, 2002

NET REVENUE
Outsourcing services	$7,222,000	$(7,222,000)	q	$—
Medical products	21,455,000	(7,773,000)	q	13,682,000

Total net revenue	28,677,000	(14,995,000)		13,682,000

COST OF PRODUCTS AND SERVICES
Outsourcing services	7,820,000	(7,820,000)	q	—
Medical products	12,869,000	(6,035,000)	q	6,834,000

Total cost of products and services	20,689,000	(13,855,000)		6,834,000

GROSS PROFIT	7,988,000	(1,140,000)		6,848,000

OPERATING EXPENSES
Research and development	947,000	(624,000)	q	323,000
Marketing and selling	1,892,000	(1,171,000)	q	721,000
Operating, general and administrative	4,427,000	(1,661,000)	q	2,766,000
Other operating expense	494,000	(494,000)	q	—

Total operating expenses	7,760,000	(3,950,000)		3,810,000

NET INCOME (LOSS) FROM OPERATIONS	228,000	2,810,000		3,038,000
OTHER INCOME (EXPENSE)
Other income, net	71,000	(50,000)	r,s	21,000
Unrealized holding gains (losses) in HEI Stock	—	(1,228,000)	t	(1,228,000)
Interest income on subordinated note from HEI	—	182,000	u	182,000

Total other income (expense)	71,000	(1,096,000)		(1,025,000)

INCOME (LOSS) BEFORE TAXES	299,000	1,714,000		2,013,000
INCOME TAX EXPENSE (BENEFIT)	119,000	651,000		770,000

NET INCOME (LOSS)	$180,000	$1,063,000		$1,243,000

NET INCOME (LOSS) PER SHARE
Basic and diluted	$.01	$.08		$.09

WEIGHTED AVERAGE
SHARES OUTSTANDING
Basic and diluted	13,169,262	13,169,262		13,169,262

Pro forma adjustments to reflect the sale of the Colorado Operations to HEI:

q.	elimination of operating results of the Colorado operations

r.	removal of interest income on the $5,600,00 of cash sold to HEI at an average rate of 1.5% per annum

s.	removal of interest income on officer loans for officers who left Colorado MEDtech as a direct result of the sale of the Colorado operations

t.	change in HEI stock price from $7.70 per share at June 30, 2002 to $3.20 per share at December 31, 2002, based upon the purchase of $2,6 million of stock at June 30, 2001

u.	interest income on subordinated promissory note from HEI, Inc. at approximately $182,000

The following unaudited pro forma statement of operations represents the results for the six months ended December 31, 2001, had the sale to HEI occurred on June 30, 2001:

	Six Months Ended	Pro Forma		Six Months Ended
	December 31, 2001	Adjustments		December 31, 2001

NET REVENUE
Outsourcing services	$13,282,000	$(13,282,000)	v	$—
Medical products	21,426,000	(10,033,000)	v	11,393000

Total net revenue	34,708,000	(23,315,000)		11,393,000

COST OF PRODUCTS AND SERVICES
Outsourcing services	12,286,000	(12,286,000)	v	—
Medical products	12,699,000	(7,248,000)	v	5,451,000

Total cost of products and services	24,985,000	(19,534,000)		5,451,000

GROSS PROFIT	9,723,000	(3,781,000)		5,942,000

OPERATING EXPENSES
Research and development	1,868,000	(1,546,000)	v	322,000
Marketing and selling	1,954,000	(1,392,000)	v	562,000
Operating, general and administrative	8,141,000	(6,078,000)	v	2,063,000
Other operating expense	1,067,000	(1,033,000)	v	34,000

Total operating expenses	13,030,000	(10,049,000)		2,981,000

NET INCOME (LOSS) FROM OPERATIONS	(3,307,000)	6,268,000		2,961,000
OTHER INCOME (EXPENSE)
Other income same change as above	136,000	(67,000)	w,x	69,000
Unrealized holding gains (losses) in HEI Stock	—	(546,000)	y	(546,000)
Interest income on subordinated note from HEI	—	130,000	z	130,000

Total other income (expense)	136,000	(483,000)		(347,000)

INCOME (LOSS) BEFORE TAXES	(3,171,000)	5,785,000		2,614,000
INCOME TAX EXPENSE (BENEFIT)	(1,207,000)	2,198,000		991,000

NET INCOME (LOSS)	$(1,964,000)	$3,587,000		$1,623,000

NET INCOME (LOSS) PER SHARE
Basic	$(.15)	$.28		$.13

Diluted	$(.15)	$.28		$.13

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic and diluted	12,967,347	12,967,347		12,967,347

Diluted	12,967,347	12,981,463		12,981,463

Pro forma adjustments to reflect the sale of the Colorado operations to HEI:

v.	Elimination of the operating results of the Colorado operations

w.	Removal of interest income on the $5,600,000 of cash sold to HEI at an average rate of 2% per annum

x.	Removal of interest income on officer loans who left Colorado MEDtech as a direct result of the sale of the Colorado operations

y.	Change of HEI stock based on $2.6 million of stock purchased on June 30, 2001 at $9.10 per share, December 31, 2001 price was $7.10

z.	Interest income on the subordinated promissory note with HEI of approximately $130,000

EXHIBIT INDEX

No.	Description

2.1	Purchase Agreement dated January 24, 2003, by and between Colorado MEDtech, Inc. and HEI, Inc. As permitted by Item 601(b)(2), Exhibits and Schedules listed in the Purchase Agreement have been omitted, but will be provided to the Commission upon request.

2.2	HEI, Inc. Subordinated Promissory Note in the principal amount of $2,600,000.

2.3	Registration Rights Agreement dated January 24, 2003 by and between Colorado MEDtech, Inc. and HEI, Inc.